                                                                   EX-99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    ------------------------------------------------------------------------

     In connection with the shareholder report of American Century Municipal
Trust (the "Registrant") on Form N-CSR for the period ending November 30, 2008
(the "Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  January 29, 2009

                                            /s/ Jonathan S. Thomas
                                            ------------------------------------
                                            Jonathan S. Thomas
                                            President
                                            (chief executive officer)

                                            /s/ Robert J. Leach
                                            ------------------------------------
                                            Robert J. Leach
                                            Vice President, Treasurer, and
                                            Chief Financial Officer
                                            (chief financial officer)